UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2018

NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Offering of Common Shares

On May 9, 2018, Nabors Industries Ltd. (the “Company”) entered into an underwriting agreement (the “Common Shares Underwriting Agreement”) with Morgan Stanley & Co. LLC as representative of the underwriters named on Schedule A thereto (the “Common Shares Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Shares Underwriters an aggregate of 35,000,000 of the Company’s common shares, par value $0.001 per share (the “Common Shares”), in a registered public offering pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3ASR filed with the Securities and Exchange Commission on February 2, 2018 (Registration No. 333-222855). The foregoing description of the terms and conditions of the Common Shares Underwriting Agreement is qualified in its entirety by reference to the Common Shares Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1.

Offering of 6.00% Mandatory Convertible Preferred Shares, Series A

On May 9, 2018, the Company entered into an underwriting agreement (the “Preferred Shares Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the underwriters named on Schedule A thereto (the “Preferred Shares Underwriters”), pursuant to which the Company agreed to issue and sell to the Preferred Shares Underwriters an aggregate of 5,000,000 of its 6.00% Mandatory Convertible Preferred Shares, Series A liquidation preference $50.00 per share and par value $0.001 per share (the “Mandatory Convertible Preferred Shares”), in a registered public offering pursuant to the Registration Statement. The foregoing description of the terms and conditions of the Preferred Shares Underwriting Agreement is qualified in its entirety by reference to the Preferred Shares Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.2.

Item 3.03 Material Modification to Rights of Security Holders

On May 14, 2018, the Company adopted a Certificate of Designations (the “Certificate of Designations”) to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Shares. The Certificate of Designations became effective upon adoption, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Subject to certain exceptions, so long as any of the Mandatory Convertible Preferred Shares remain issued and outstanding, no dividend or distribution shall be declared or paid on the Common Shares or any other class or series of junior shares, and no Common Shares or any other class or series of junior shares shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries (subject to certain restrictions) unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of Common Shares has been set apart for the payment of such dividends upon, all issued and outstanding Mandatory Convertible Preferred Shares.

Unless converted earlier, each Mandatory Convertible Preferred Share will convert automatically on the mandatory conversion date (which is expected to be May 1, 2021) into between 5.3763 and 6.4516 of the Common Shares, subject to customary anti-dilution adjustments. The number of Common Shares issuable upon conversion will be determined based on the average of the volume weighted average prices of the Common Shares over the 20 consecutive trading day period commencing on and including the 21st scheduled trading day immediately preceding May 1, 2021.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Shares will be entitled to receive a liquidation preference in the amount of $50.00 per Mandatory Convertible Preferred Shares, plus an amount equal to accumulated and unpaid dividends on the Mandatory Convertible Preferred Share to but excluding the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to the Company’s shareholders, after satisfaction of liabilities to the Company’s creditors and holders of any senior shares and before any payment or distribution is made to holders of junior shares (including the Common Shares).

The foregoing description of the terms of the Mandatory Convertible Preferred Shares, including such restrictions, is qualified in its entirety by reference to the Certificate of Designations.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 14, 2018, the Company adopted a Certificate of Designations (the “Certificate of Designations”) to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Shares. The Certificate of Designations became effective upon adoption, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

A legal opinion relating to the validity of the Mandatory Convertible Preferred Shares is attached hereto as Exhibit 5.2.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement relating to the Common Shares, dated May 9, 2018, among Nabors Industries Ltd. and Morgan Stanley & Co. LLC, as representative of the underwriters.

1.2	Underwriting Agreement relating to the Mandatory Convertible Preferred Shares, dated May 9, 2018, among Nabors Industries Ltd. and Morgan Stanley & Co. LLC, as representative of the underwriters.

3.1	Certificate of Designations of the 6.00% Mandatory Convertible Preferred Shares, Series A of Nabors Industries Ltd.

4.1	Specimen 6.00% Mandatory Convertible Preferred Shares, Series A, share certificate.

5.1	Opinion of Conyers Dill & Pearman Limited, relating to the Company’s Common Shares (including the consent required with respect thereto).

5.2	Opinion of Conyers Dill & Pearman Limited, relating to the Company’s Mandatory Convertible Preferred Shares, Series A (including the consent required with respect thereto).

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: May 14, 2018	By:	/s/ Mark D. Andrews
	Name:	Mark D. Andrews
	Title:	Corporate Secretary